FORUM FUNDS

                                THE ADVOCACY FUND
                        Supplement Dated August 15, 2000



The Advocacy Fund (the "Fund') is expected to commence operations on September 1, 2000.

During an initial offering period from August 15, 2000 through August 31, 2000 (the "Initial Offering Period"), the Fund's distributor, Forum Funds Services, LLC, will solicit orders to purchase Fund shares. If the Fund's transfer agent (the "Transfer Agent") receives your purchase order and payment prior to 4:00 p.m., Eastern time, on August 31, 2000, your order will be processed at the Fund's initial offering price of $10.00 on September 1, 2000.

Monies received to purchase Fund shares during the Initial Offering Period will be held by the Transfer Agent and will not be invested in the Fund until September 1, 2000. Checks received to purchase Fund shares during the Initial Offering Period will be cashed on September 1, 2000 and the proceeds will be invested in the Fund on that day.

Wire or ACH payments received to purchase Fund shares during the Initial Offering Period will be held in the Transfer Agent's account at the Fund's custodian and will not be invested in the Fund until September 1, 2000.